WAPATA LAKE URANIUM PROPERTY
OPTION AGREEMENT

Dated January 22, 2007

Between

THE SASKATCHEWAN SYNDICATE

and

TECTON CORPORATION

SCHEDULE “A”:	The Property
SCHEDULE “B”:	Net Smelter Returns and Gross Overriding Royalty

WAPATA LAKE URANIUM PROPERTY
OPTION AGREEMENT

          THIS AGREEMENT is made as of January 22, 2007.

BETWEEN:

THE SASKATCHEWAN SYNDICATE an unincorporated joint venture comprising 455702 B.C. LTD., a company incorporated under the laws of British Columbia and having an office at 1910-925 West Georgia Street, Vancouver, B.C. V6C 3LS and TIMOTHY YOUNG, Prospector, and having an office at 1640 – 1066 West Hastings Street, Vancouver, B.C. V6E 3X1

(hereinafter referred to as “455702” and “Young” respectively and collectively as the “Vendor”)

OF THE FIRST PART,

AND:

TECTON CORPORATION, a company incorporated under the laws of Nevada and having a head office at Neuhofstrasse 8, 8600 Dübendorf, Switzerland,

(hereinafter referred to as the “Purchaser”)

OF THE SECOND PART.

RECITALS:

A. WHEREAS the Vendor is the legal and beneficial owner of a 100% interest in and to 58 mineral dispositions situated in Saskatchewan, (more particularly set out in Schedule "A" hereto and hereinafter collectively referred to as the “Property”);

B. AND WHEREAS the Vendor wishes to option and sell to the Purchaser, and the Purchaser wishes to option and buy from the Vendor, a 100% interest in and to the Property;

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained and subject to the terms and conditions hereinafter set out, the parties hereto agree as follows:

1.	OPTION AND PURCHASE AND SALE

1.01 The Vendor hereby grants to the Purchaser, subject to the terms and conditions of this agreement the sole, immediate and irrevocable option to purchase the Property, for the period from the date of this agreement to the Option Expiry Date (as defined below), to purchase a 100% interest in the Property (the "Option"). In order to maintain in force and good standing the Option granted to it, and to exercise the Option, the Purchaser must make the following payments to the Vendor:

a)	$150,000 cash (455702 as to $75,000 and Young as to $75,000) on or before January 31, 2007;

b)	an additional $350,000 cash (455702 as to $175,000 and Young as to $175,000) on or before February 23, 2007

c)	an additional $500,000 cash (455702 as to $250,000 and Young as to $250,000) on or before the Option Expiry Date, as defined below”; and

d)	on or before the Option Expiry Date, as defined below, 3,000,000 common shares in the capital of the Purchaser (the "Vendor Shares");.

(collectively, the “Purchase Price”).

1.02 On the Date of Closing (as defined below) the Vendor shall be entitled to receive a royalty of 3% of “Net Smelter Returns” and a 3% “Gross Overriding Royalty” (as defined and paid in accordance with Schedule “B” which is made a part hereof, and the right to receive such payments is hereinafter referred to collectively as the “Royalty”).

1.03 In this agreement, “Option Expiry Date” means the earlier of: (a) 180 days after the US Securities and Exchange Commission (the "SEC") has declared effective a Form SB-2 Registration Statement registering common stock of the Purchaser and (b) September 1, 2007.

1.04 In this agreement, “Closing” means the completion of the purchase and sale of the Property, and will take place at the offices of VECTOR Corporate Finance Lawyers, Barristers & Solicitors, 1040-999 West Hastings Street, Vancouver, B.C., V6C 2W2, or such other place as the parties hereto may determine, and the “Date of Closing” means the day on which the Closing takes place, and which the parties agree shall be three business days following the date the full Purchase Price has been paid by the Purchaser to the Vendor, or such later date as may be mutually agreed to.

1.05 The Purchaser covenants and agrees with the Vendor to promptly file with the SEC all documentation required by the SEC in connection with the transaction contemplated herein.

1.06 In the event that any cash payment due to be paid to the Vendor is not paid to the Vendor on or before the date set out for such payment in paragraph 1.01 hereof, this agreement shall terminate automatically, and the Vendor shall be entitled to retain as liquidated damages, all cash payments received from the Purchaser up to the effective date of such termination.

2.	REPRESENTATIONS AND WARRANTIES OF THE VENDOR

2.01	The Vendor hereby represents and warrants to the Purchaser that:

(a)	Young is the recorded owner and 455702 and Young are collectively the beneficial owners of a 100% interest in and to the Property;

(b)	the mineral dispositions comprising the Property have been validly acquired and are now duly recorded and in good standing in accordance with the laws in effect in Saskatchewan;

(c)

the entering into this agreement does not conflict with any applicable law nor does it conflict with, or result in a breach of or accelerate the performance required by any contract or other commitment to which 455702 or Young is party or by which it is bound;

(d)

the Vendor has the exclusive right to enter into this agreement and all necessary authority to assign to the Purchaser a 100% recorded and beneficial right, title and interest in and to the Property in accordance with the terms and conditions of this agreement;

(e)

no person or entity other than the Vendor owns any right, lien, privilege or encumbrance that could prevent the Purchaser from obtaining an exploration right or permit other mining rights or permits for the Property;

(f)

the Vendor has the exclusive right to receive 100% of the proceeds from the sale of minerals, metals, ores or concentrates removed from the Property and no person, firm or corporation is entitled to any royalty or other payment in the nature of rent or royalty on such materials removed from any Property or is entitled to take such materials in kind; and

(g)	the Property is free and clear of all liens and encumbrances.

2.02 The representations and warranties hereinbefore set out are conditions upon which the Purchaser has relied on entering into this agreement and shall survive the Closing, and the Vendor hereby forever indemnifies and saves the Purchaser harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation or warranty made by it and contained in this agreement.

3.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.01	The Purchaser represents and warrants to the Vendor that:

(a)	it has full corporate power and authority to enter into this agreement;

(b)

the entering into of this agreement does not conflict with any applicable laws or with its charter documents nor does it conflict with, or result in a breach of, or accelerate the performance required by any contract or other commitment to which it is party or by which it is bound;

(c)	on the Date of Closing it will be eligible to acquire and hold mineral claims in the jurisdiction in which the Property is situated;

(d)	it is a company incorporated and in good standing under the laws of Nevada; and

(e)	the shares to be issued to the Vendor hereunder will be fully-paid and non- assessable shares in the capital of the Purchaser, free of all restrictions on trading other than those required by law.

3.02 The representations and warranties hereinbefore set out are conditions upon which the Vendor has relied on entering into this agreement and shall survive the Closing, and the Purchaser hereby indemnifies and saves the Vendor harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation or warranty made by it and contained in this agreement.

4.	COVENANTS OF VENDOR

4.01 The Vendor hereby covenants with and to the Purchaser that up to and including the Date of Closing:

(a)

it will provide the Purchaser with all of the technical data, if any, in the Vendor’s possession or over which the Vendor has control relating to exploration activities on and in the vicinity of the Property;

(b)	it will allow the Purchaser access to the Property for the purpose of performing due diligence and other confirmatory evaluation work;

(d)

the Vendor will not deal, or attempt to deal with its right, title and interest in and to the Property in any way that would or might affect the right of the Purchaser to become absolutely vested in a 100% interest in and to the Property, free and clear of any liens, charges and encumbrances.

5.	COVENANTS OF PURCHASER

5.01 The Purchaser hereby covenants and agrees with the Vendor that after the Date of Closing it will:

(a)

subject to the provisions of sub-paragraph 5.01(h), timely perform and record all assessment work as may be required in order to maintain the claims comprising the Property in good standing at all times;

(b)	prior to the Date of Closing, conduct only due diligence and confirmatory work (and no new exploration work) on the Property;

(c)	carry on all operations on the Property in compliance with all applicable governmental regulations and restrictions;

(d)	pay or cause to be paid any rates, taxes, duties, royalties, assessments or fees levied with respect to the Property or its operations thereon;

(e)	indemnify and hold the Vendor harmless from any and all liabilities, costs, damages or charges arising from the failure of the Purchaser to comply with the covenants contained in this article or otherwise arising from its operations on the Property;

(f)

allow the Vendor or any duly authorized agent or representative of the Vendor to inspect the Property upon giving the Purchaser 48 hours written notice; PROVIDED HOWEVER that it is agreed and understood that the Vendor or any such agent or representative shall not interfere with the Purchaser's activities on the Property and shall be at his own risk and that the Purchaser shall not be liable for any loss, damage, or injury incurred by the Vendor or its agents or representatives arising from their inspection of the Property, however caused;

(g)

allow the Vendor access on a confidential basis at all reasonable times and intervals to all factual maps, reports, assay results and other factual technical data prepared or obtained by the Purchaser in connection with its operations on the Property;

(h)

in the event that the Purchaser wishes to abandon its interest in the Property, it shall give the Vendor not less than 120 days notice of such abandonment, and if the Vendor gives notice to the Purchaser within 30 days of receipt of the Purchaser’s notice that it wishes to re-acquire the Property, the Purchaser shall transfer its entire interest in the Property to the Vendor, and shall deliver to the Vendor the information and data acquired by the Purchaser in the course of its exploration of the Property, for the sum of $10, and each disposition comprising the Property shall be free and clear of all charges, liens and encumbrances and will be in good standing for at least six months from the date of the transfer; and

(i)

on the written request of the Vendor, the Purchaser shall promptly file such registration statements with the SEC as are necessary to enable each of 455702 and Young to lawfully trade in the US the shares of the Purchaser issued hereunder.

6.	VENDOR'S OBLIGATIONS ON CLOSING

6.01	The Vendor's obligations on Closing are:

(a)	all covenants, representations and warranties made by the Vendor hereunder shall have been complied with and remain true at the Date of Closing;

(b)

on the Date of Closing, the Vendor shall deliver to the Purchaser a Bill of Sale or other applicable conveyance, in registerable or recordable form, conveying to the Purchaser a 100% interest in and to the Property; and

(c)	on the Date of Closing, no suit, action or other proceeding is pending or threatened before any court or government agency which might result in impairment or loss of the Property.

The foregoing obligations shall be for the exclusive benefit of the Purchaser and if the Vendor fails to meet any or all of the foregoing obligations through no fault or cause of the Purchaser, the Purchaser shall have the right to send a notice to the Vendor that this agreement is immediately terminated because of a failure of the Vendor to meet its Closing obligations (the "Termination Notice"), and upon delivery of the Termination Notice the Vendor shall be required to immediately refund to the Purchaser the full Purchase Price.

7.	ARBITRATION

7.01 If there is any disagreement, dispute or controversy (hereinafter collectively called a "Dispute") between the parties with respect to any matter arising under this agreement or the construction hereof, then the Dispute shall be determined by arbitration in accordance with the following procedures:

(a)

the party on one side of the Dispute shall inform the other party by notice of the names of three impartial and independent persons who are recognized experts in the area which is the subject matter of the Dispute; and

(b)	the other party shall, within seven days of receipt of the notice, inform the party on the other side of the Dispute the name of the one person that it wishes to act as the sole arbitrator.

          The arbitration shall be conducted in accordance with the Commercial Arbitration Act (British Columbia) and the decision of the arbitrator shall be made within 30 days following his being named, shall be based exclusively on the advancement of exploration, development and production work on the Property and not on the financial circumstances of the parties. The costs of arbitration shall be borne equally by the parties to the Dispute unless otherwise determined by the arbitrator in the award.

8.	UNAVOIDABLE DELAYS

8.01 If any party should be delayed in or prevented from performing any of the terms, covenants or conditions of this agreement by reason of a cause beyond the control of such party, other than a lack of funds, including fires, floods, earthquakes, subsidence, ground collapse or landslides, interruptions or delays in transportation or power supplies, strikes, lockouts, wars, acts of God, government regulation or interference, including but without restricting the generality of the foregoing, forest or highway closures or any other cause beyond such party's control, then any such failure on the part of such party to so perform shall not be deemed to be a breach of this agreement and the time within which such party is obliged to comply with any such term, covenant or condition of this agreement shall be extended by the total period of all such delays. In order that the provisions of this article may become operative, such party shall give notice in writing to the other party, forthwith and for each new cause of delay or prevention and shall set out in such notice particulars of the cause thereof and the day upon which the same arose, and shall give like notice forthwith following the date that such cause ceased to subsist.

9.	NOTICES

9.01 Any notice, election, consent or other writing required or permitted to be given hereunder shall be deemed to be sufficiently given and received if delivered or if mailed by registered air mail or by telegram or fax, addressed as follows:

In the case of the Purchaser:

Tecton Corporation
Neuhofstrasse 8,
8600 Dübendorf, Switzerland

Fax No: (011) 41 43 355 0416

Attention: Norman Meier

with a copy to:

Bacchus Law Group
Barristers & Solicitors
1511 West 40th Avenue
Vancouver, B.C. V6M 1V7

Fax No: (604) 408-5177

Attention: Penny Green

In the case of the Vendor:

455702 B.C. Ltd
1910-925 West Georgia Street
Vancouver, B.C. V6C 3L5

Fax No: (604) 684-9277

Attention: Matthew J. Mason

with a copy to:

VECTOR Corporate Finance Lawyers
Barristers & Solicitors
1040-999 West Hastings Street
Vancouver, B.C. V6C 2W2

Fax No: (604) 683-2643

Attention: Graham H. Scott

and any such notice given as aforesaid shall be deemed to have been given to the parties hereto if delivered, when delivered, or if mailed, on the tenth business day following the date of mailing, or, if telegraphed or faxed, on the next succeeding day following the telegraphing or faxing thereof PROVIDED HOWEVER that during the period of any postal interruption in either the country of mailing or the country of delivery, any notice given hereunder by mail shall be deemed to have been given only as of the date of actual delivery of the same. Any party may from time to time by notice in writing change its address for the purpose of this paragraph.

10.	TERMS RELATING TO THE VENDOR SHARES

10.01 The Vendor acknowledges and understands that the Vendor Shares, when initially issued, will not have been registered under the US Securities Act of 1933 (the "Securities Act") or any other securities laws, and will not be qualified for resale in the US until registered with the SEC, and that the Vendor Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

10.02 The Purchaser shall refuse to register any transfer of the Vendor Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

10.03 The Vendor also acknowledges and understands that until the Vendor Shares are registered with the SEC, the certificates representing the Vendor Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner: “The transfer of the securities represented by this certificate is prohibited except in accordance with the provisions of Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Act”), pursuant to registration under the Act or pursuant to an available exemption from registration. In addition, hedging transactions involving such securities may not be conducted unless in compliance with the Act.”

10.04 The Vendor certifies that the Vendor is not a US person and is not acquiring the Vendor Shares for the account or benefit of any US person.

10.05 The Vendor agrees not to engage in hedging transactions with regard to the Vendor Shares unless in compliance with the Act.

11.	GENERAL TERMS AND CONDITIONS

11.01 The parties hereto hereby covenant and agree that they will execute such further agreements, conveyances and assurances as may be requisite, or which counsel for the parties may deem necessary to effectually carry out the intent of this agreement.

11.02 This agreement shall represent the entire understanding between the parties with respect to the Property. No representations or inducements have been made save as herein set forth. No changes, alterations, or modifications of this agreement shall be binding upon either party until and unless a memorandum in writing to such effect shall have been signed by all parties hereto.

11.03 The titles to the articles to this agreement shall not be deemed to form part of this agreement but shall be regarded as having been used for convenience of reference only.

11.04 The schedules to this agreement shall be construed with and as an integral part of this agreement to the same extent as if they were set forth verbatim herein.

11.05 All references to dollar amounts contained in this agreement are references to Canadian funds.

11.06 This agreement shall be governed by and interpreted in accordance with the laws in effect in British Columbia, and the parties hereto attorn to the courts of British Columbia for the resolution of any disputes arising out of this agreement.

11.07 This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

11.08 Unless otherwise set out herein to the contrary, all payments of cash, shares and any other consideration to the Vendor shall be paid to 455709 and Young equally.

IN WITNESS WHEREOF this agreement has been executed by the parties hereto as of the day and year first above written.

The COMMON SEAL of	)
455702 B.C. LTD.	)
was hereunto affixed in the presence of:	)
)
	)	c/s
Per: /s/ Matthew Mason	)
Authorized signatory	)
)
)
Authorized signatory

SIGNED, SEALED and DELIVERED by	)
TIMOTHY YOUNG in the presence of:	)
)
)
	)	Per: /s/ Timothy Young
Witness	)	TIMOTHY YOUNG
)

Authorized signatory

The COMMON SEAL of	)
TECTON CORPORATION	)
was hereunto affixed in the presence of:	)
)
	)	c/s
Per: /s/ Norman Meier	)
Authorized signatory	)
)
)
Authorized signatory

This is page 12 of that certain agreement dated the 22nd day of January, 2007, between 455792 B.C. Ltd, and Timothy Young of the first part and Tecton Corporation, of the second part.

SCHEDULE “A”

TO THAT CERTAIN AGREEMENT MADE AS OF THE 22ND DAY OF JANUARY, 2007 BETWEEN 455702 B.C. LTD. AND TIMOTHY YOUNG OF THE FIRST PART AND TECTON CORPORATION OF THE SECOND PART

THE “PROPERTY”

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Disposition	NTS	Hectares	Acres
S-110000	74-P-04, 74-I-13	5,197.00	12,841.61
S-110001	74-P-04, 74-I-13	4,149.00	10,252.04
S-110002	74-I-13,14	5,592.00	13,817.64
S-110003	74-P-03, 74-I-14	4,567.00	11,284.90
S-110004	74-I-13	2,116.00	5,228.56
S-110005	74-I-13	5,614.00	13,872.00
S-110006	74-I-13,14	5,899.00	14,576.23
S-110007	74-I-14	3,929.00	9,708.43
S-110008	74-I-13, 74-J-16	2,954.00	7,299.23
S-110009	74-I-13	5,493.00	13,573.02
S-110010	74-I-13	5,804.00	14,341.49
S-110011	74-I-13,14	5,807.00	14,348.90
S-110012	74-I-14	5,751.00	14,210.53
S-110013	74-I-14	4,391.00	10,850.01
S-110014	74-I-12,13 74-J-09,16	5,598.00	13,832.47
S-110015	74-I-13	5,841.00	14,432.91
S-110016	74-I-13	5,853.00	14,462.56
S-110017	74-I-13,14	5,852.00	14,460.09
S-110018	74-I-14	5,852.00	14,460.09
S-110019	74-I-14	5,802.00	14,336.55
S-110020	74-I-14	4,943.00	12,213.99
S-110021	74-J-09 74-I-12	5,974.00	14,761.55
S-110022	74-I-12,13	5,851.00	14,457.62
S-110032	74-I-12,13	5,853.00	14,462.56
S-110033	74-I-11,12,13,14	5,861.00	14,482.33
S-110034	74-I-11,14	5,845.00	14,442.80
S-110036	74-I-11,14	5,939.00	14,675.07
S-110037	74-I-11,14	5,937.00	14,670.13
S-110038	74-I-12	5,402.00	13,348.16
S-110039	74-I-12	5,402.00	13,348.16
S-110040	74-I-11,12	5,527.00	13,657.03
S-110041	74-I-11	5,582.00	13,792.93
S-110042	74-I-11	5,606.00	13,852.24
S-110043	74-I-11	5,000.00	12,354.83
S-110044	74-I-12	1,809.00	4,469.98
S-110045	74-I-12	5,690.00	14,059.80
S-110046	74-I-12	5,881.00	14,531.75
S-110047	74-I-05,12	5,772.00	14,262.42
S-110048	74-I-12	5,302.00	13,101.06
S-110023	74-I-05	5,830.00	14,405.73
S-110024	74-I-11	5,411.00	13,370.40
S-110025	74-I-11	5,478.00	13,535.95
S-110026	74-I-11	5,825.00	14,393.38
S-110027	74-I-06, 11	5,631.00	13,914.01
S-110028	74-I-06	5,790.00	14,306.89
S-110029	74-I-06	5,694.00	14,069.68
S-110030	74-I-06	5,808.00	14,351.37
S-110031	74-I-06	5,549.00	13,711.39
TOTALS		256,253.	633,192.48

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SCHEDULE "B"

TO THAT CERTAIN AGREEMENT (THE “AGREEMENT”) MADE AS OF THE 22ND DAY OF JANUARY, 2007 BETWEEN 455702 B.C. LTD. AND TIMOTHY YOUNG OF THE FIRST PART (COLLECTIVELY THE “OWNER”) AND TECTON CORPORATION (THE “PAYOR”) OF THE SECOND PART

NET SMELTER RETURNS

1. In the Agreement, “Net Smelter Returns” means the actual proceeds received by the Payor for its own account from the sale of ore, or ore concentrates or other products from the Property to a smelter, refinery or other ore buyer after deduction of smelter and/or refining charges, ore treatment charges, penalties and any and all charges made by the purchaser of ore or concentrates, less all umpire charges which the purchaser may be required to pay. Not less than 60 days prior to the commencement of any fiscal year of the Payor, the Owner shall have the right to receive Net Smelter Returns in kind for any fiscal year of the Payor. Upon the Owner giving such notice, the Owner and the Payor shall enter into good faith negotiations with each other to settle the manner in which the payment shall be calculated and paid, it being the intent that the payment received in kind shall be commercially equivalent to the payment that the Owner would have been received if it had been made in the form of money.

2. Payment of Net Smelter Returns by the Payor to the Owner shall be made semi-annually within 60 days after the end of each fiscal half year of the Payor and shall be accompanied by unaudited financial statements pertaining to the operations carried out by the Payor on the Property. Within 90 days after the end of each fiscal year of the Payor in which Net Smelter Returns are payable to the Owner, the records relating to the calculation of Net Smelter Returns for such year shall be audited and any resulting adjustments in the payment of Net Smelter Returns payable to the Owner shall be made forthwith. A copy of the said audit shall be delivered to the Owner within 30 days of the end of such 90-day period.

3. Each annual audit shall be final and not subject to adjustment unless the Owner delivers to the Payor written exceptions in reasonable detail within six months after the Owner receives the report. The Owner, or its representative duly authorized in writing, at its expense, shall have the right to audit the books and records of the Payor related to Net Smelter Returns to determine the accuracy of the report, but shall not have access to any other books and records of the Payor. The audit shall be conducted by a chartered or certified public accountant of recognized standing. The Payor shall have the right to condition access to its books and records on execution of a written agreement by the auditor that all information will be held in confidence and used solely for purposes of audit and resolution of any disputes related to the report. A copy of the Owner's report shall be delivered to the Payor upon completion, and any discrepancy between the amount actually paid by the Payor and the amount which should have been paid according to the Owner's report shall be paid forthwith, one party to the other. In the event that the said discrepancy is to the detriment of the Owner and exceeds 5% of the amount actually paid by the Payor, then the Payor shall pay the entire cost of the audit.

4. Any dispute arising out of or related to any report, payment, calculation or audit shall be resolved solely by arbitration as provided in the Agreement. No error in accounting or

2

in interpretation of the Agreement shall be the basis for a claim of breach of fiduciary duty, or the like, or give rise to a claim for exemplary or punitive damages or for termination or rescission of the Agreement or the estate and rights acquired and held by the Payor under the terms of the Agreement.

“GROSS OVERRIDING ROYALTY (“GORR”)”

          Pursuant to the Agreement to which this Schedule is attached, the Owner is entitled to a royalty (the “GORR”) equal to 3% of the Average Appraised Value (as hereinafter defined) of all gem and industrial diamonds recovered, sorted and graded from the Property (the “Diamonds”), free and clear of all costs of development and operations.

          “Average Appraised Value” means the average of the valuations in Canadian dollars of the Diamonds determined by two independent graders, one appointed by the Payor and one appointed by the Owner. Such independent graders shall be duly qualified and accredited, and shall sort, grade and value the Diamonds in accordance with industry standards, having regard to, but without limiting the generality of the foregoing, the commercial demand for the Diamonds. Each independent valuator shall value each particular classification of the Diamonds in accordance with the industry price books, standards and formulas. The parties acknowledge that the intention is that the GORR is to be paid to the Owner on this basis, regardless of the price or proceeds actually received by the Payor for or in connection with the Diamonds or the manner in which a sale of the Diamonds to a third party is made, and without deduction.

          The Payor will calculate and pay the GORR to the Owner within 60 days of the end of each calendar quarter, based on all Diamonds from the Property which were graded in such calendar quarter.

          The Owner shall not be entitled to participate in the profits or be obligated to share in any losses generated by the Payor’s actual marketing or sales practices.

          The Owner shall at his election have the right to take the GORR in kind by giving the Payor written notice of such election not less than 30 days prior to any calendar quarter.

Dated: January 22, 2007

BETWEEN:
455702 B.C. LTD AND TIMOTHY YOUNG
OF THE FIRST PART
AND:
TECTON CORPORATION
OF THE SECOND PART

WAPATA LAKE URANIUM PROPERTY
OPTION AGREEMENT

VECTOR Corporate Finance Lawyers
Barristers & Solicitors
1040-999 West Hastings Street
Vancouver, B.C. V6C 2W2

Tel: (604) 683-1102

GHS/ghs

Addendum

THIS ADDENDUM (“Addendum”) effective as of January 31, 2007 in amendment to the Wapata Lake Uranium Property Option Agreement dated January 22, 2007.

BETWEEN:

THE SASKATCHEWAN SYNDICATE an unincorporated joint venture comprising 455702 B.C. LTD. and TIMOTHY YOUNG

(collectively, the “Vendor”)

AND:

TECTON CORPORATION

(the “Purchaser”)

WHEREAS:

(A)	On January 22, 2007, the parties entered into a binding agreement titled the Wapata Lake Uranium Property Option Agreement (the "Agreement"); and

(B)	The parties wish to amend the terms of the Agreement.

THIS AGREEMENT WITNESSES that the parties have agreed that:

Description of Mineral Dispositions

1.	The reference to "58 mineral dispositions" in Recital A of the Agreement is changed to "49 mineral dispositions".

2.

Mineral disposition S-110049 is added to the description of "Property" subject to the terms of the Agreement and accordingly Schedule "A" of the Agreement is amended and replaced by the Schedule "A" attached to this Addendum.

Extension of Due Date for First Option Payment

3.	The due date for the first payment of $150,000 is extended from January 31, 2007 to February 5, 2007, and accordingly Subsection 1.01 (a) is amended to read as follows:

"$150,000 cash (455702 as to $75,000 and Young as to $75,000) on or before February 5, 2007;"

Change of Share Payment Due Date

4.	The due date for payment of the shares is changed to February 12, 2007, and accordingly Subsection 1.01 (d) is amended to read as follows:

"on or before February 12, 2007, 3,000,000 common shares in the capital of the Purchaser (the "Vendor Shares");"

Exploration Work Prior to Closing

5.	Subsection 4.01 (a) of the Agreement shall be amended to read as follows:

"it will allow the Purchaser's employees, directors, officers, agents, representatives and contractors:

(i)	access to the Property for the purpose of performing due diligence, exploration and other evaluation work, the nature, manner and extent of which shall be in the Purchaser's sole discretion;

(ii)

access to install, maintain, replace and remove any and all mining machinery, equipment, tools, and facilities which the Purchaser may desire to use in connection with its exploration activities on the Property"

6.	The introductory wording of section 5.01 shall be amended to state:

“The Purchaser hereby covenants and agrees with the Vendor that both before and after the Date of Closing it will:”

7.	Subsection 5.01 (b) of the Agreement shall be deleted, and replaced by the following:

“carry out and record or cause to be carried out and recorded all such assessment work upon the Property as may be required in order to maintain the Property in good standing at all times, and at its own cost to file for assessment credits all eligible expenditures incurred on or in connection with the Property;”

8.	The following shall be added as subsections 5.01(j) to 5.01(l):

“(j)

during the currency of the Options, and in any event on or before the Option Expiry Date, prepare and deliver to the Vendor a comprehensive report, setting out the work performed during the currency of the Option, together with copies of all material assay results and reports of sub- contractors;

(k)	provide the Vendor with copies of any and all documents filed by the Purchaser to record assessment work on the Property; and

(l)	obtain and maintain or cause any contractor engaged by it hereunder to obtain and maintain, during any period in which active work is carried out hereunder, reasonably adequate insurance.”

9.	The following paragraph will be added as subsection 5.02 to the Agreement:

"The Purchaser hereby covenants and agrees with the Vendor that prior to the Date of Closing it shall perform any exploration work on the Property in accordance with good mining practice and shall comply with all applicable laws and regulations."

10.	the following shall be added as the new article 11;

“11.01 The Purchaser, at any time after it has paid the Vendor $500,000 and has issued and delivered to the Vendor 3,000,000 shares, may terminate this agreement at any time upon giving written notice thereof to the Vendor.

11.02

Notwithstanding paragraph 11.01, if the Purchaser fails to make any payment or fails to do any thing on or before the last day provided for such payment or performance under this agreement, the Vendor may terminate this agreement but only if:

	(a)	it shall have first given to the Purchaser written notice of the failure containing particulars of the payment which the Purchaser has not made or the act which the Purchaser has not performed; and

	(b)	if the notice relates to a cash payment to the Vendor, the Purchaser has not made such payment within five business days following delivery of the Vendor's notice; or

(c)

in every other case, The Purchaser has not within 15 days following delivery of the Vendor's notice given notice to the Vendor that it has cured such failure or commenced proceedings to cure such failure by appropriate payment or performance (The Purchaser hereby agreeing that should it so commence to cure any failure it will prosecute the same to completion without undue delay).

11.03

Should the Purchaser fail to deliver the notice provided for in sub-paragraph 11.02(c) within the said 15 days, this agreement shall be deemed to have terminated on the day following the last day provided for the payment or performance the failure of which by The Purchaser caused the Vendor to issue the notice referred to in subparagraph 11.02(a) hereof.

11.04	Upon termination of this agreement under this article 11 the Purchaser:

(a)

shall have completed and recorded sufficient assessment work on the Property (or paid cash in lieu thereof) to maintain the Property in good standing for a period of at least 12 months from the date of termination;

(b)

shall deliver to the Vendor, within 30 days of the effective date of termination, copies of all factual maps, reports, assay results and other factual data and documentation relating to its operations on the Property;

(c)

forfeits any and all interest in the Property hereunder and shall cease to be liable to the Vendor in debt, damages or otherwise save for the performance of those of its obligations which were not satisfied on the effective date of termination and which otherwise survive the termination of this agreement; and

(d)

shall vacate the Property within a reasonable time after such termination, but shall have the right of access to the Property for a period of two months thereafter for the purpose of removing its chattels, machinery, equipment and fixtures therefrom.”

11.	Article 11, “General Terms and Conditions” and all section numbers therein, shall become Article 12.

12.	All other provisions in the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF this addendum agreement has been executed by the parties to it, the day, month and year first written.

455702 B.C. LTD.
Per: /s/ Matthew Mason

Timothy Young
Per: /s/ Timothy Young

TECTON CORPORATION
Per: /s/ Norman Meier

Schedule "A"
Wapata Lake Property Description

Disposition	NTS	Hectares	Acres
S-110000	74-P-04, 74-I-13	5,197.00	12,841.61
S-110001	74-P-04, 74-I-13	4,149.00	10,252.04
S-110002	74-I-13,14	5,592.00	13,817.64
S-110003	74-P-03, 74-I-14	4,567.00	11,284.90
S-110004	74-I-13	2,116.00	5,228.56
S-110005	74-I-13	5,614.00	13,872.00
S-110006	74-I-13,14	5,899.00	14,576.23
S-110007	74-I-14	3,929.00	9,708.43
S-110008	74-I-13, 74-J-16	2,954.00	7,299.23
S-110009	74-I-13	5,493.00	13,573.02
S-110010	74-I-13	5,804.00	14,341.49
S-110011	74-I-13,14	5,807.00	14,348.90
S-110012	74-I-14	5,751.00	14,210.53
S-110013	74-I-14	4,391.00	10,850.01
S-110014	74-I-12,13 74-J-09,16	5,598.00	13,832.47
S-110015	74-I-13	5,841.00	14,432.91
S-110016	74-I-13	5,853.00	14,462.56
S-110017	74-I-13,14	5,852.00	14,460.09
S-110018	74-I-14	5,852.00	14,460.09
S-110019	74-I-14	5,802.00	14,336.55
S-110020	74-I-14	4,943.00	12,213.99
S-110021	74-J-09 74-I-12	5,974.00	14,761.55
S-110022	74-I-12,13	5,851.00	14,457.62
S-110032	74-I-12,13	5,853.00	14,462.56
S-110033	74-I-11,12,13,14	5,861.00	14,482.33
S-110034	74-I-11,14	5,845.00	14,442.80
S-110036	74-I-11,14	5,939.00	14,675.07
S-110037	74-I-11,14	5,937.00	14,670.13
S-110038	74-I-12	5,402.00	13,348.16
S-110039	74-I-12	5,402.00	13,348.16
S-110040	74-I-11,12	5,527.00	13,657.03
S-110041	74-I-11	5,582.00	13,792.93
S-110042	74-I-11	5,606.00	13,852.24
S-110043	74-I-11	5,000.00	12,354.83
S-110044	74-I-12	1,809.00	4,469.98
S-110045	74-I-12	5,690.00	14,059.80
S-110046	74-I-12	5,881.00	14,531.75
S-110047	74-I-05,12	5,772.00	14,262.42
S-110048	74-I-12	5,302.00	13,101.06
S-110049	74-I-05,12	5,852.00	14,460.29
S-110023	74-I-05	5,830.00	14,405.73
S-110024	74-I-11	5,411.00	13,370.40
S-110025	74-I-11	5,478.00	13,535.95
S-110026	74-I-11	5,825.00	14,393.38
S-110027	74-I-06, 11	5,631.00	13,914.01
S-110028	74-I-06	5,790.00	14,306.89

S-110029	74-I-06	5,694.00	14,069.68
S-110030	74-I-06	5,808.00	14,351.37
S-110031	74-I-06	5,549.00	13,711.39
TOTALS	49 Dispositions	262,105.	647,652.76